UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2013

BRANDYWINE REALTY TRUST

BRANDYWINE OPERATING

PARTNERSHIP, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the commencement of a “continuous equity” offering under which Brandywine Realty Trust (the “Company”) may sell up to 16,000,000 common shares of beneficial interest (the “Shares”) from time to time during a three-year period in “at the market” offerings or certain other transactions (the “Offering”), the Company today filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated November 5, 2013 (the “Prospectus Supplement”). The Company may sell the Shares in amounts and at times to be determined by the Company from time to time. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including, among others, market conditions, the trading price of the Company’s common shares of beneficial interest and determinations by the Company of the appropriate sources of funding for the Company.

The Offering will occur pursuant to four sales agency financing agreements (the “Sales Agreements”) entered into by the Company and Brandywine Operating Partnership, L.P. (the “Operating Partnership”) (the partnership through which the Company owns its assets and conducts its operations) with each of Barclays Capital Inc., Jefferies LLC, RBC Capital Markets, LLC and BNY Mellon Capital Markets, LLC, as agents for the offer and sale of the Shares (the “Sales Agents”). Each Sales Agreement has a three year term and provides that the Company may offer and sell from time to time pursuant to the Sales Agreements up to an aggregate of 16,000,000 Shares during such period through the Sales Agents. The Sales Agreements provide that the Sales Agents will be entitled to compensation not to exceed 2% of the gross sales price per share for any of the Shares sold under the relevant Sales Agreement.

The Company intends to contribute the net proceeds from any sales of Shares to the Operating Partnership in exchange for partnership units of the Operating Partnership. The Operating Partnership intends to use the net proceeds contributed to it for working capital, capital expenditures and other general corporate purposes, which may include acquisitions, developments and repayment and refinancing of debt.

Sales of the Shares, if any, under the Sales Agreements may be made, among other methods, directly on the New York Stock Exchange, to or through a market maker or in privately negotiated transactions, as described in the Prospectus Supplement. The Company has no obligation to sell any of the Shares in the Offering, and may at any time suspend solicitation and offers under the Sales Agreements or terminate the Sales Agreements.

The Shares will be issued pursuant to the Prospectus Supplement and the accompanying prospectus dated June 3, 2011 included in the Company’s registration statement on Form S-3 (File No. 333-174700). This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.

Certain affiliates of Jefferies LLC, RBC Capital Markets, LLC and BNY Mellon Capital Markets, LLC are lenders and/or agents under the Company’s unsecured revolving credit facility and Company’s term loan facilities. To the extent that the Company uses the net proceeds from the offering to repay amounts it has borrowed, may borrow or re-borrow in the future under the unsecured revolving credit facility and term loan facilities, those lenders will receive their pro rata portion of any of the proceeds from the offering that the Company uses to repay any such amounts.

The Sales Agreements are filed as Exhibits 1.1, 1.2, 1.3 and 1.4 to this Current Report. The above description of the Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the Sales Agreements filed herewith as exhibits to the Current Report, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The information about the issuance by the Operating Partnership of additional partnership units under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Sales Agency Financing Agreement, dated November 5, 2013, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and RBC Capital Markets, LLC.

1.2	Sales Agency Financing Agreement, dated November 5, 2013, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Barclays Capital Inc.

1.3	Sales Agency Financing Agreement, dated November 5, 2013, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Jefferies LLC.

1.4	Sales Agency Financing Agreement, dated November 5, 2013, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and BNY Mellon Capital Markets, LLC.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.

8.1	Opinion of Pepper Hamilton LLP with respect to certain tax matters.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).

23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

	By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

BY:	BRANDYWINE OPERATING PARTNERSHIP, L.P.

	BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

	By:	/s/ Howard M. Sipzner
Howard M. Sipzner
Executive Vice President and Chief Financial Officer

Date: November 5, 2013

EXHIBIT INDEX

Exhibit No.	Description

1.1	Sales Agency Financing Agreement, dated November 5, 2013, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and RBC Capital Markets, LLC.

1.2	Sales Agency Financing Agreement, dated November 5, 2013, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Barclays Capital Inc.

1.3	Sales Agency Financing Agreement, dated November 5, 2013, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and Jefferies LLC.

1.4	Sales Agency Financing Agreement, dated November 5, 2013, among Brandywine Realty Trust, Brandywine Operating Partnership, L.P. and BNY Mellon Capital Markets, LLC.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.

8.1	Opinion of Pepper Hamilton LLP with respect to certain tax matters.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).

23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).